                                                             Exhibit (h)(11)(f)

                  AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT

   This AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as of the 1st day of May, 2015, by and among AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Agreement (as defined below), AIG CAPITAL SERVICES, INC. ("ACS"), THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (the "Fund"), MORGAN STANLEY DISTRIBUTION, INC. (the "Underwriter") and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (the "Adviser"). This Amendment hereby amends the Participation Agreement, dated as of January 24, 1997, as such agreement may be amended from time to time, by and among the Company, ACS, the Fund, the Underwriter and the Adviser (the "Agreement").

   WHEREAS, the Company (as successor by merger effective January 1, 2013 with AIG Life Insurance Company which changed its name to American General Life Insurance Company of Delaware effective December 8, 2009), the Fund and the Adviser have also entered into a Participation Agreement, dated as of May 15, 1998, as such agreement may be amended from time to time (the "5/15/98 Agreement");

   WHEREAS, the Company, ACS, the Fund, the Underwriter and the Adviser desire to terminate the 5/15/98 Agreement and have the Separate Accounts and associated Contracts and Policies that are currently covered thereunder covered under the Agreement; and

   WHEREAS, the Company, ACS, the Fund, the Underwriter and the Adviser wish to update the Portfolios available under the Agreement.

   NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, ACS, the Fund, the Underwriter and the Adviser agree to amend the Agreement as follows:

   1. Schedule A of the Agreement is deleted and replaced in its entirety with the attached Schedule A.

   2. Schedule B of the Agreement is deleted and replaced in its entirety with the attached Schedule B.

   3. Except as provided herein, the Agreement shall remain in full force and effect. This Amendment and the Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In particular, the 5/15/98 Agreement is hereby terminated effective as of the date of this Amendment. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

   4. This Amendment shall be effective as of the date written above.

   5. This Amendment may be executed in two or more counterparts, each of which will be an original and all of which, taken together, shall be deemed one and the same document.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
     ------------------------------------
     Name:
             ----------------------------
     Title:
             ----------------------------

AIG CAPITAL SERVICES, INC.

By:
     ------------------------------------
     Name:
             ----------------------------
     Title:
             ----------------------------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By:
     ------------------------------------
     Name:
             ----------------------------
     Title:
             ----------------------------

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:
     ------------------------------------
     Name:
             ----------------------------
     Title:
             ----------------------------

MORGAN STANLEY DISTRIBUTION, INC.

By:
     ------------------------------------
     Name:
             ----------------------------
     Title:
             ----------------------------

                                  SCHEDULE A

             PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        AVAILABLE UNDER THIS AGREEMENT

Class I and Class II Shares of all Portfolios then available to new shareholders, or as otherwise permitted under a Portfolio's then-current prospectus, shall be covered under the Agreement.

                                  SCHEDULE B

                        SEPARATE ACCOUNTS AND CONTRACTS

                              (as of May 1, 2015)

     NAME OF SEPARATE ACCOUNT AND                  FORM NUMBERS AND NAMES OF
DATE ESTABLISHED BY BOARD OF DIRECTORS        CONTRACTS FUNDED BY SEPARATE ACCOUNT
--------------------------------------        ------------------------------------
American General Life Insurance Company  Contract Form Numbers:
Separate Account D                       95020 Rev 896
Established: November 19, 1973           95021 Rev 896
                                         Name of Contract:
                                         Generations Combinations Fixed and Variable
                                         Annuity Contract

                                         Contract Form Numbers:
                                         91010
                                         91011
                                         93020
                                         93021
                                         Name of Contract:
                                         Variety Plus Combination Fixed and Variable
                                         Annuity Contract

                                         Contract Form Numbers:
                                         74010
                                         74011
                                         76010
                                         76011
                                         80010
                                         80011
                                         81010
                                         81011
                                         83010
                                         83011
                                         Name of Contract: None

                                         Contract Form Numbers: 98020
                                         Name of Contract:
                                         Platinum Investor Immediate Variable
                                         Annuity

American General Life Insurance Company  Contract Form Numbers:
Separate Account VL-R                    97600
Established: May 6, 1997                 97610
                                         Name of Contract:
                                         Platinum Investor I and Platinum Investor II -
                                         Flexible Premium Variable Life Insurance
                                         Policies

                                         Contract Form Numbers:
                                         98615
                                         Name of Contract:
                                         Legacy Plus - Flexible Premium
                                         Variable Life Insurance Policies

                                         Contract Form Numbers:
                                         99301
                                         Name of Contract:
                                         Corporate America - Variable Life
                                         Insurance Policies

                                         Contract Form Numbers:
                                         99206
                                         Name of Contract:
                                         Platinum Investor Survivor-Variable
                                         Life Insurance Policies

                                         Contract Form Numbers:
                                         00600
                                         Name of Contract:
                                         Platinum Investor III-Flexible
                                         Premium Variable Life Insurance
                                         Policies

                                         Contract Form Numbers:
                                         01206
                                         Name of Contract:
                                         Platinum Investor Survivor
                                         II-Flexible Premium Variable Life
                                         Insurance Policies

                                         Contract Form Numbers:
                                         02600
                                         Name of Contract:
                                         Platinum Investor PLUS-Flexible
                                         Premium Variable Life Insurance
                                         Policies

                                         Contract Form Numbers:
                                         03601
                                         Name of Contract:
                                         Platinum Investor
                                         FlexDirector-Flexible Premium
                                         Variable Life Insurance Policies

                                         Contract Form Numbers:
                                         04604
                                         Name of Contract:
                                         Platinum Investor IV-Flexible Premium
                                         Variable Life Insurance Policies

American General Life Insurance Company  Contract Form Numbers:
Variable Separate Account                AG-803 (7/13)
Established: June 25, 1981               Name of Contract:
                                         Polaris Select Investor Variable
                                         Annuity

American General Life Insurance Company  Contract Form Numbers:
Variable Annuity Account Seven           AG-804 (7/13)
Established: August 28, 1998             Name of Contract:
                                         Polaris Platinum O-Series Variable Annuity

American General Life Insurance Company  Contract Form Numbers:
Separate Account I                       11GVIA1000
Established: June 5, 1986                Name of Contract:
                                         Group Immediate Variable Annuity

American General Life Insurance Company  Contract Form Numbers:
Separate Account II                      11GVULD997
Established: June 5, 1986                Name of Contract:
                                         Registered Group Variable Universal Life

                                         Contract Form Numbers:
                                         11GVULU997
                                         Name of Contract:
                                         Registered Group Variable Universal Life